Filed pursuant to Rule 497(e)

Registration Nos. 333-221764; 811-23312

IMPACT SHARES TRUST I

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

November 20, 2023

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated October 27, 2023, as supplemented

This Supplement provides new and additional information regarding the Fund. This Supplement should be read in conjunction with the above-referenced documents.

Impact Shares Corp. (“ISC”) is currently the investment adviser to the NAACP Minority Empowerment ETF (the “Fund”). ISC desires to focus on portfolio construction fully and, to allow it to do so, has recommended engaging a new investment adviser, namely, Tidal Investments LLC (“Tidal”).

On September 28, 2023, the Board of Trustees of Impact Shares Trust I (the “Board”) approved, subject to shareholder approval, the appointment of Tidal as the investment adviser to the Fund pursuant to a new investment advisory agreement (the “Tidal Advisory Agreement”). The Board has also approved, subject to shareholder approval, an amendment to ISC’s existing advisory agreement (the “ISC Advisory Amendment”).

Shareholders will receive a proxy statement discussing the Board’s decision to approve the Tidal Advisory Agreement and the ISC Advisory Amendment, and the Board’s recommendation that shareholders of the Fund vote to approve the Tidal Advisory Agreement and the ISC Advisory Amendment at a special meeting of Fund shareholders that will occur on or about January 29, 2024. If approved by shareholders, the Tidal Advisory Agreement and the ISC Advisory Amendment will become effective on or about January 29, 2024.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-844-448-3383 (844-GIVE-ETF) or by sending an email request to info@impactetfs.org.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.